                        EXHIBIT (24)
                        ------------

                        POWER OF ATTORNEY

                  1933 ACT REGISTRATION STATEMENT

                                of

                      BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated May 19, 1994, by and among Dalhart Bancshares, Inc., Dalhart Bancshares of Delaware, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

      Dated:  September 9, 1994




                                     /s/ B. A. Bridgewater, Jr.
                                     -----------------------------------------
                                     B. A. Bridgewater, Jr.

                         POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                                of

                      BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated May 19, 1994, by and among Dalhart Bancshares, Inc., Dalhart Bancshares of Delaware, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

      Dated:  September 8, 1994




                                     /s/ Richard L. Battram
                                     -----------------------------------------
                                     Richard L. Battram

                       POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                     BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated May 19, 1994, by and among Dalhart Bancshares, Inc., Dalhart Bancshares of Delaware, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

      Dated:  September 8, 1994




                                     /s/ William E. Cornelius
                                     -----------------------------------------
                                     William E. Cornelius

                        POWER OF ATTORNEY

                  1933 ACT REGISTRATION STATEMENT

                                of

                      BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated May 19, 1994, by and among Dalhart Bancshares, Inc., Dalhart Bancshares of Delaware, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

      Dated:  September 9, 1994




                                     /s/ Andrew B. Craig, III
                                     -----------------------------------------
                                     Andrew B. Craig, III

                        POWER OF ATTORNEY

                 1933 ACT REGISTRATION STATEMENT

                               of

                    BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated May 19, 1994, by and among Dalhart Bancshares, Inc., Dalhart Bancshares of Delaware, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

      Dated:  September 9, 1994




                                     /s/ Ilus W. Davis
                                     -----------------------------------------
                                     Ilus W. Davis

                   POWER OF ATTORNEY

             1933 ACT REGISTRATION STATEMENT

                           of

                 BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated May 19, 1994, by and among Dalhart Bancshares, Inc., Dalhart Bancshares of Delaware, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

      Dated:  September 12, 1994




                                     /s/ John E. Hayes, Jr.
                                     -----------------------------------------
                                     John E. Hayes, Jr.

                        POWER OF ATTORNEY

                  1933 ACT REGISTRATION STATEMENT

                                of

                     BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated May 19, 1994, by and among Dalhart Bancshares, Inc., Dalhart Bancshares of Delaware, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

      Dated:  September 9, 1994




                                     /s/ Samuel B. Hayes, III
                                     -----------------------------------------
                                     Samuel B. Hayes, III

                       POWER OF ATTORNEY

                1933 ACT REGISTRATION STATEMENT

                               of

                    BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated May 19, 1994, by and among Dalhart Bancshares, Inc., Dalhart Bancshares of Delaware, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

      Dated:  September 9, 1994




                                     /s/ Lee M. Liberman
                                     -----------------------------------------
                                     Lee M. Liberman

                       POWER OF ATTORNEY

                1933 ACT REGISTRATION STATEMENT

                               of

                  BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated May 19, 1994, by and among Dalhart Bancshares, Inc., Dalhart Bancshares of Delaware, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

      Dated:  September 9, 1994




                                     /s/ William E. Maritz
                                     -----------------------------------------
                                     William E. Maritz

                      POWER OF ATTORNEY

               1933 ACT REGISTRATION STATEMENT

                              of

                   BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated May 19, 1994, by and among Dalhart Bancshares, Inc., Dalhart Bancshares of Delaware, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

      Dated:  September 8, 1994




                                     /s/ John Peters MacCarthy
                                     -----------------------------------------
                                     John Peters MacCarthy

                      POWER OF ATTORNEY

               1933 ACT REGISTRATION STATEMENT

                             of

                   BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated May 19, 1994, by and among Dalhart Bancshares, Inc., Dalhart Bancshares of Delaware, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

      Dated:  September 8, 1994




                                     /s/ Andrew E. Newman
                                     -----------------------------------------
                                     Andrew E. Newman

                    POWER OF ATTORNEY

             1933 ACT REGISTRATION STATEMENT

                            of

                  BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated May 19, 1994, by and among Dalhart Bancshares, Inc., Dalhart Bancshares of Delaware, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

      Dated:  September 9, 1994




                                     /s/ Jerry E. Ritter
                                     -----------------------------------------
                                     Jerry E. Ritter

                    POWER OF ATTORNEY

              1933 ACT REGISTRATION STATEMENT

                             of

                   BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated May 19, 1994, by and among Dalhart Bancshares, Inc., Dalhart Bancshares of Delaware, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

      Dated:  September 8, 1994




                                     /s/ William P. Stiritz
                                     -----------------------------------------
                                     William P. Stiritz

                      POWER OF ATTORNEY

               1933 ACT REGISTRATION STATEMENT

                              of

                   BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated May 19, 1994, by and among Dalhart Bancshares, Inc., Dalhart Bancshares of Delaware, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

      Dated:  September 9, 1994




                                     /s/ Albert E. Suter
                                     -----------------------------------------
                                     Albert E. Suter

                     POWER OF ATTORNEY

               1933 ACT REGISTRATION STATEMENT

                              of

                   BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated May 19, 1994, by and among Dalhart Bancshares, Inc., Dalhart Bancshares of Delaware, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

      Dated:  September 9, 1994




                                     /s/ Dwight D. Sutherland
                                     -----------------------------------------
                                     Dwight D. Sutherland

                    POWER OF ATTORNEY

            1933 ACT REGISTRATION STATEMENT

                           of

                BOATMEN'S BANCSHARES, INC.


      KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER, the true and lawful attorney-in-fact and agent for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated May 19, 1994, by and among Dalhart Bancshares, Inc., Dalhart Bancshares of Delaware, Inc., Boatmen's Bancshares, Inc. and Boatmen's Texas, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

      Dated:  September 8, 1994




                                     /s/ Theodore C. Wetterau
                                     -----------------------------------------
                                     Theodore C. Wetterau